UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2023

EVmo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39132	81-3028414
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2301 North Sepulveda Boulevard Manhattan Beach, California	90266
(Address of registrant’s principal executive offices)	(Zip code)

(310) 926-2643

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 10, 2023 (the “Issuance Date”), Terren S. Peizer, executive chairman of the board of directors of EVmo, Inc., a Delaware corporation (the “Company”), agreed to provide short-term liquidity financing to the Company in the amount of $1,000,000. As consideration for Mr. Peizer’s action, on the Issuance Date the Company issued to Mr. Peizer a secured promissory note (the “Note”), due February 12, 2024 (the “Maturity Date”), in the principal amount of $1,600,000 (the “Principal Amount”). The Note shall not bear interest and, while secured, is expressly in second position to that certain term note issued by the Company on July 9, 2021 to a senior lender, which remains outstanding as of this date, as described in a current report on Form 8-K filed by the Company on July 14, 2021.

The Note has been exchanged for an earlier promissory note in the principal amount of $600,000, issued by the Company to Mr. Peizer on September 30, 2022, which was also non-interest bearing and was scheduled to mature on September 30, 2023 (the “Original Note”), as described in a current report on Form 8-K filed by the Company on October 6, 2022. After the exchange, the Original Note was cancelled.

On the Maturity Date, the Company shall pay the Principal Amount to Mr. Peizer and shall also issue to him a common stock purchase warrant, which will enable Mr. Peizer to purchase up to 12,307,693 shares of the common stock of the Company, par value $0.000001 per share, at an exercise price of $0.13 (the “Warrant”). The Warrant shall be exercisable at any time between the Maturity Date through February 10, 2028.

The Note was issued, and the Warrant shall be issued, in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2023	EVmo, Inc.

	By:	/s/ Stephen M. Sanchez
	Name:	Stephen M. Sanchez
	Title:	Chief Executive Officer